UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a–101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a–12

MGT Capital Investments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MGT Capital Investments, Inc.

512 S. Mangum Street, Suite 408

Durham, NC 27701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on March [  ], 2018

To our Stockholders:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of MGT Capital Investments, Inc. (the “Company”), a Delaware corporation, will be held beginning at [10 a.m. EST] on March[  ], 2018, at the Company’s offices located at 512 S. Mangum Street, Suite 408, Durham, NC 27701 for the following purposes:

1.	To amend the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock (“Common Stock”) from 75,000,000 shares to 125,000,000 shares;

2.	To authorize the Board of Directors, without further action of the stockholders, to implement a reverse split of the Company’s Common Stock at a ratio of 1–for–2 at any time before the 2018 annual meeting of stockholders; and

3.	To authorize the chairman of the Special Meeting to adjourn the meeting to a later date or dates to allow further solicitation in the event there are insufficient votes to approve Proposal 1 or Proposal 2.

4.	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Our Board of Directors has fixed the close of business on February [  ], 2018, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record of the Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Common Stock as of the Record Date may attend the Special Meeting in person. Stockholders are urged to review the materials attached to this Notice of Special Meeting of Stockholders carefully and to use this opportunity to take part in the Company’s affairs. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement.

By Order of the Board of Directors,

/s/ Robert B. Ladd
Robert B. Ladd
President, Chief Executive Officer and Director

Dated: February [  ], 2018

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MGT Capital Investments, Inc.

512 S. Mangum Street, Suite 408

Durham, NC 27701

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

To be held on March [  ], 2018

This Proxy Statement relates to a special meeting of stockholders (the “Special Meeting”) of MGT Capital Investments, Inc. (“MGT” or the “Company”). The Special Meeting will be held on March[  ], 2018 (Tuesday), at [10:00 a.m.] EST, at the Company’s offices located at 512 S. Mangum Street, Suite 408, Durham, NC 27701 or at such other time and place to which the Special Meeting may be adjourned or postponed. The enclosed proxy is solicited by our Board of Directors (the “Board”). This Proxy Statement is first being mailed to stockholders entitled to notice of and to vote at the Special Meeting on or about February [  ], 2018.

ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will be asked to vote upon the matters described in this Proxy Statement, including: to approve a proposal to amend the Company’s Restated Certificate of Incorporation to increase the Company’s authorized Common Stock from 75,000,000 shares to 125,000,000 shares (the “Authorized Capital Increase” or “Proposal 1”) and to approve a proposal that would allow the Board to implement a reverse split of the Common Stock at a ratio of 1–for–2 at any time before the 2018 annual meeting of stockholders (the “Reverse Stock Split” or “Proposal 2” and, together with Proposal 1, the “Proposals”).

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Why is the Company seeking stockholder approval in connection with the Authorized Capital Increase?

We are a Delaware corporation. Pursuant to Delaware General Corporation Law, Section 242, a corporation needs a majority of the outstanding stock of each class entitled to vote thereon to vote in favor of any proposal that would amend the company’s certificate of incorporation to increase its authorized capital stock or combine the outstanding shares of any class or series of a class of shares into a lesser number of outstanding shares. Therefore, we need a majority of the outstanding Common Stock to vote in favor of Proposal 1 and Proposal 2, respectively.

What happens if stockholders approve Proposal 1?

If the stockholders vote to approve Proposal 1, the Company will be authorized to issue up to 125,000,000 shares of Common Stock and will file with the Delaware Secretary of State a certificate of amendment to the Company’s Restated Certificate of Incorporation reflecting the increase in the Company’s authorized stock.

What happens if stockholders do not approve Proposal 1?

If the stockholders fail to approve Proposal 1, the Company will remain authorized to issue only up to 75,000,000 shares of Common Stock. As a consequence, if all outstanding stock options and warrants were exercised, and all convertible notes were converted, the Company would have insufficient authorized but unissued shares of Common Stock to accommodate all exercises and conversions, and to issue shares for which it is otherwise contractually obligated, and could be in breach of its contractual obligations under the relevant instruments. Such breaches may also require the Company to record on its balance sheet a liability that would decrease stockholders’ equity.

What happens if stockholders approve Proposal 2?

If the stockholders vote to approve Proposal 2, the Board of Directors will be authorized to, without further action of the stockholders, implement a reverse split of the Common Stock at a ratio of 1–for–2 at any time before the 2018 annual meeting of stockholders and file with the Delaware Secretary of State a certificate of amendment to the Company’s Restated Certificate of Incorporation reflecting the reverse split of the Company’s Common Stock.

What happens if stockholders do not approve Proposal 2?

If the stockholders fail to approve Proposal 2, the Company will not be authorized to effect the Reverse Stock Split.

What happens if stockholders approve Proposal 3?

If stockholders approve Proposal 3, the person designated to serve as chairman of the Special Meeting will have the authority to adjourn the meeting to a later date or dates. The purpose of the adjournment would be to allow the Company’s management additional time to solicit votes to approve Proposal 1 or Proposal 2, or both of them, if the an insufficient number of shares has been voted in favor of such proposals, or either of them, for their approval at the Special Meeting.

What happens if stockholders do not approve Proposal 3?

If stockholders do not approve Proposal 3, the chairman of the Special Meeting will not have the authority to adjourn the Special Meeting to allow the Company’s management additional time to solicit votes to approve Proposal 1 or Proposal 2. The chairman would retain the authority to adjourn the meeting for another reason that is not reasonably foreseeable a reasonable time prior to the meeting pursuant to general proxy authority or as otherwise permitted by law.

Who is entitled to attend and vote at the Special Meeting?

Only stockholders of record of Common Stock at the close of business on the Record Date, February [  ], 2018, or their duly appointed proxies, are entitled to receive notice of, and to vote the shares that they held on the Record Date at, the Special Meeting or any postponement or adjournment thereof. At the close of business on February [13], 2018, there were 63,953,234 shares of Common Stock issued and outstanding that are entitled to vote at the Special Meeting. Each such share is entitled to one vote in connection with all proposals to be considered at the Special Meeting.

How do I vote?

You may vote on matters to come before the meeting in two ways: (i) you can attend the Special Meeting and cast your vote in person; or (ii) you can vote by completing, signing and dating the enclosed proxy card and returning it to the Company by mail or facsimile. If you sign and return the proxy card, you will have authorized the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of the Board. With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion. If your shares are held in the name of a brokerage firm, bank, or other nominee in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.

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What if I vote and then change my mind?

If you are a holder of record of Common Stock, you may revoke your proxy at any time before it is exercised by either (i) sending the Company’s Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted. If you hold your Common Stock in “street name,” you must follow the instructions of your brokerage firm, bank or other nominee if you wish to change your vote.

Where can I get more information about the Special Meeting?

The Special Meeting will be held on March [  ], 2018, at [10:00 a.m.] EST, at the Company’s offices located at 512 S. Mangum Street, Suite 408, Durham, NC 27701 or at such other time and place to which the Special Meeting may be adjourned or postponed. For additional details about the Special Meeting, including directions to the site of the Special Meeting and information about how you may vote in person if you so desire, please contact Investor Relations by telephone at (919) 973–0954. If you plan to attend the Special Meeting, we would appreciate if you notify Investor Relations by calling this number.

What is the Board’s recommendation?

The Board recommends a vote FOR each of the proposals described in this Proxy Statement.

What constitutes a quorum for purposes of the Special Meeting?

The presence at the Special Meeting, in person or by proxy, of the holders of 50.1% of the issued and outstanding shares of Common Stock on the Record Date will constitute a quorum, permitting the Company to conduct business at the Special Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Pursuant to applicable Delaware law, approval of each of Proposal 1 and Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. A properly executed proxy marked “ABSTAIN” with respect to a proposal will not be voted or treated as a vote cast in respect of such Proposal, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will have the same effect as a vote against Proposal 1 and Proposal 2.

Proposal 3 requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Special Meeting on the proposal. An abstention will have no effect on Proposal 3

How will shares held in “street name” be voted?

If your shares are held in “street name” through a brokerage firm, bank, or other nominee , you will receive a voting instruction form from such holder asking you how your shares should be voted at the Special Meeting. The rules of the New York Stock Exchange determine whether matters presented are “routine,” in which case nominees can vote in their discretion without the instruction of the beneficial holders, or “non–routine,” in which case nominees cannot vote without the instruction of the beneficial holders. The Proposals are considered “routine” matters, so that nominees will have the discretion to vote on these matters without any instructions from the beneficial owner. Accordingly, unless you direct your nominee how you wish your shares to be voted, your nominee may vote the shares, or may abstain from voting your shares, in its discretion.

Can I dissent or exercise rights of appraisal?

Neither Delaware law nor MGT’s governing documents provide stockholders with dissenters’ or appraisal rights in connection with the Proposals.

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How will proxies be solicited and who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. In addition to soliciting proxies by mail, our officers, directors, and employees, without receiving any additional compensation, may solicit proxies by telephone, fax, in person, or by other means. Copies of solicitation materials will be furnished to brokerage houses, banks and other nominees holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) contact Investor Relations by telephone at (919) 973–0954. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker or [the Company at 512 S. Magnum Street, Suite 408 Durham, NC 27701, or 914–630–7430.] In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Where can I access this Proxy Statement online?

The Proxy Statement and related materials are available online at ________.

SPECIAL NOTE REGARDING FORWARD–LOOKING STATEMENTS

This Proxy Statement may contain “forward–looking statements” and information relating to our business that are based on our beliefs as well as assumptions made by us or based upon information currently available to us. When used in this Proxy Statement, the words anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to identify forward–looking statements. These statements reflect our current views and assumptions with respect to future events and are subject to risks and uncertainties. Actual and future results and trends could differ materially from those set forth in such statements due to various factors. These forward–looking statements speak only as of the date of this Proxy Statement. Subject at all times to relevant securities law disclosure requirements, we expressly disclaim any obligation or undertaking to disseminate any update or revisions to any forward–looking statement contained herein to reflect any change in our expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward–looking statements.

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BACKGROUND

The Company held its 2017 annual meeting of stockholders on December 19, 2017. Among the proposals presented for a vote of stockholders at the annual meeting were proposals:

●	To authorize the Board of Directors, without further action of the stockholders, to amend the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock (“Common Stock”) from 75,000,000 shares to 200,000,000 shares; and

●	To authorize the Board of Directors, without further action of the stockholders, to implement a reverse split of the Company’s Common Stock, at a ratio within the range of 1–for–2 to 1–for–7 at any time after the annual meeting, but before the 2018 annual meeting of stockholders.

On December 27, 2017, the Company issued a press release announcing that, due to an error describing voting procedures in the proxy statement for the annual meeting, the Company decided to reject the approvals of these two proposals. The Company explained that the proxy statement had mischaracterized these matters as “non-routine,” such that brokerage firms, banks and other nominees could not vote on these matters in their discretion, when in fact the measures are considered “routine,” allowing nominees to vote in their discretion. This error may have caused stockholders not to vote on the proposals, assuming their non-votes would not be tallied.

The Company is therefore resubmitting these two proposals to stockholders at the Special Meeting. As described elsewhere in this Proxy Statement, the Proposals are “routine” under the rules of the New York Stock Exchange, allowing brokerage firms, banks and other nominees to vote in their discretion in the absence of direction from their clients.

PROPOSAL NO. 1

To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock from 75,000,000 shares to 125,000,000 shares.

At the Special Meeting, the stockholders will be requested to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized common stock of the Company, par value $0.001 per share (the “Common Stock”), from 75,000,000 shares to 125,000,000 shares.

If Proposal No. 1 is approved, the Company intends to file promptly a Certificate of Amendment to our Restated Certificate of Incorporation reflecting the increase in our authorized Common Stock, substantially on the form of Appendix A, with the Delaware Secretary of State.

Reasons for the Increase in Authorized Shares

The purpose of the increase in the number of authorized shares of our Common Stock is to make shares available for a variety of corporate purposes, including acquisitions, equity financings and grants of stock and stock options, issuance of warrants and convertible securities and other transactions in which the Company’s Board of Directors may determine that it is in the best interests of the Company and its stockholders to issue shares of Common Stock.

The Company currently has [63,953,234] shares of Common Stock outstanding. As of [February 13, 2018, an additional [6,000,000] shares of Common Stock are issuable upon the exercise of outstanding stock options, [12,865,701] shares of Common Stock are issuable upon the exercise of outstanding warrants to acquire Common Stock, [270,764] shares of Common Stock are issuable upon conversion of outstanding convertible notes, and [2,000,000] shares of Common Stock are issuable pursuant to a certain stock purchase agreement. Under the Company’s 2016 Stock Option Plan, grants of shares or options to acquire an additional [3,646,808] shares of Common Stock may be awarded. If all outstanding stock options and warrants were exercised, all convertible notes were converted and all shares issuable pursuant to the stock purchase agreement are issued, the Company would have insufficient authorized but unissued shares of Common Stock to accommodate all such exercises, conversions, contractual issuance obligations and could be in breach of its contractual obligations under the relevant instruments. Such breaches may also require the Company to record on its December 31, 2017 balance sheet a liability that would decrease stockholders’ equity in an amount presently estimated by the Company to be approximately $45 million. By increasing the authorized number of shares of Common Stock, the Company will have sufficient authorized but unissued shares to honor the exercise of all outstanding stock options and warrants, the conversion of all outstanding convertible notes and its other contractual commitment to issue shares. The increase in the number of authorized shares of Common Stock will also permit the Company to make additional grants under the 2016 Stock Option Plan, as appropriate. The Company believes, moreover, that if the increase in authorized shares were approved at the Special Meeting, prior to the issuance of its 2017 financial statements, it would not be required to record a liability on its December 31, 2017 balance sheet related to the lack of authorized shares.

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Effects of the Increase in Authorized Shares

If Proposal No. 1 is approved, the authorized shares of Common Stock will be increased from 75,000,000 shares to 125,000,000 shares.

The rights and preferences of the shares of Common Stock prior and subsequent to the increase in the Company’s authorized capital will remain the same. It is not anticipated that the Company’s financial condition, management’s percentage ownership, the number of stockholders, or any aspect of the Company’s business will materially change as a result of the Authorized Capital Increase. The increase in authorized shares will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power.

The Company’s Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The proposed increase in the Company’s authorized capital will not affect the registration of the Common Stock under the Exchange Act or the Company’s obligation to file reports and other documents with the Securities and Exchange Commission, as required pursuant to the rules and regulations under the Exchange Act.

However, while increase in authorized shares will not have an immediate effect on the rights of existing stockholders, it may have a dilutive effect on the Company’s existing stockholders if additional shares are issued.

Anti-Takeover Effects

The increase in the number of authorized but unissued Common Stock will have an “anti-takeover effect”

by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or Bylaws. The increased number of available authorized but unissued shares would give the Company’s management more flexibility to resist or impede a third party takeover bid that provides an above market premium that is favored by a majority of the unaffiliated stockholders. However, the Company has no current intent or plan to employ the additional shares as an anti-takeover device.

Vote required

The approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE INCREASE IN AUTHORIZED CAPITAL STOCK.

Accordingly, the Board unanimously recommends that stockholders vote “FOR” Proposal 1.

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PROPOSAL NO. 2

To AUTHORIZE THE COMPANY’s BOARD OF DIRECTORS TO IMPLEMENT A reverse stock split AT A RATIO of 1–for–2 AT ANY TIME AFTER THIS SPECIAL MEETING BUT PRIOR TO THE NEXT ANNUAL MEETING of stockholders.

The Board of Directors is seeking stockholder authorization to implement a reverse stock split of the Company’s Common Stock, at a ratio of 1-for-2 (the “Reverse Stock Split”) in the discretion of the Board at any time prior to the 2018 Annual Meeting.

If Proposal No. 2 is approved, the Reverse Stock Split would be implemented by the Company’s filing a Certificate of Amendment to our Restated Certificate of Incorporation, substantially in the form attached hereto as Appendix B, with the Delaware Secretary of State.

Except for any changes resulting from the treatment of fractional shares (as described below), each stockholder will hold the same percentage of the Common Stock outstanding immediately after the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The Reverse Stock Split would not change the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

We believe that the Reverse Stock Split could enhance the appeal of our Common Stock to the financial community, including institutional investors and the general investing public. We believe that some institutional investors and investment funds are reluctant to invest in lower–priced securities or may even be prohibited from buying stocks whose price is below a certain threshold and that brokerage firms may be reluctant to recommend lower–priced stock to their clients This may be due in part to a perception that lower–priced securities are less promising as investments, are less liquid (i.e., more difficult to sell if an investor wishes to sell its shares) or are less likely to be followed by institutional securities research firms and therefore tend to have less third–party analysis of the company available to investors. We believe that the reduction in the number of issued and outstanding shares of our Common Stock achieved by the contemplated Reverse Stock Split and the anticipated increased stock price resulting from the Reverse Stock Split, may encourage interest and trading in our Common Stock and a broader market for our Common Stock than which currently exists and result in greater liquidity for our stockholders.

In addition to increasing the price of our Common Stock to a level more appealing for investors, we believe that the Reverse Stock Split would decrease stock price volatility by lessening the effect of small price changes in our Common Stock.

Additionally, the Company currently intends to apply to list its Common Stock on either the Nasdaq stock exchange (“Nasdaq”) or the New York Stock Exchange (“NYSE”) and an increased price per share may improve the Company’s chances of meeting the Nasdaq’s or NYSE’s initial listing standards with respect to price per share. We believe that being listed on either Nasdaq or NYSE will improve the liquidity of our Common Stock and provide the Company with greater recognition and visibility.

The Board of Directors currently intends to implement the Reverse Stock Split only if the Company is required to increase its stock price to meet the listing standards of Nasdaq or NYSE as applicable, but may determine to implement the Reverse Stock Split for the other reasons described in this Proxy Statement without regard to the listing of our Common Stock.

Notwithstanding approval of Proposal 2 by the stockholders, the Board may, in its sole discretion, determine not to implement the Reverse Stock Split.

We cannot guarantee or predict with certainty that all or any of the anticipated beneficial effects on the trading market and price per share of the Common Stock will occur or what effect the Reverse Stock Split will have on the trading market and price per share of the Common Stock, particularly over the longer term. Some investors may view a Reverse Stock Split negatively, which could result in a decrease in price per share and investment appeal. Additionally, any improvement in liquidity due to increased institutional or brokerage interest may be offset by the lower number of outstanding shares.

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There are currently no specific plans, arrangements, agreements or understandings for the issuance of additional shares of Common Stock that would be triggered by the Reverse Stock Split.

Determination of the Ratio

Our Board of Directors has determined that the Reverse Stock Split’s ratio of 1-for-2 is in the best interests of the Company and its stockholders. Such determination was based upon many factors, including:

●	the historical and projected performance of our Common Stock;

●	prevailing market conditions;

●	general economic and financial conditions prevailing in our industry and in the marketplace;

●	the projected impact of the Reverse Stock Split ratio on trading liquidity in our Common Stock;

●	our current and anticipated market capitalization resulting from the Reverse Stock Split (including the number of shares of Common Stock issued and outstanding);

●	the prevailing trading price for our Common Stock and the volume levels thereof; and

●	the potential devaluation of our Common Stock as a result of the Reverse Stock Split.

Increase in Authorized Shares of Common Stock and “Anti–Takeover” Effect

Our Certificate of Incorporation currently authorizes 75,000,000 shares of Common Stock. If Proposal No. 1 is approved, the number of authorized shares of Common Stock would increase to 125,000,000 shares. The Reverse Stock Split would not change the number of authorized shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance by us in the future would increase. Currently, the Company has insufficient shares available for issuance if all currently outstanding stock options and warrants to acquire Common Stock were exercised in full and all outstanding convertible notes were converted in full, as discussed under Proposal No. 1. Also, the Company may lack sufficient authorized but unissued shares to satisfy the issuance of additional grants under its 2016 Stock Option Plan. If the Reverse Stock Split is approved and implemented the Company will have sufficient authorized but unissued shares to accommodate the exercise in full of all outstanding stock options and warrants to acquire Common Stock and to grant of additional awards under the 2016 Stock Option Plan, irrespective of whether Proposal No. 1 to increase the number of authorized shares of Common Stock is approved.

If the Reverse Stock Split is approved there should also be additional shares available for issuance for various other corporate purposes, as described under Proposal No. 1, irrespective of whether of Proposal No. 1 is approved, which the Company believes will provide flexibility to meet its business needs and to take advantage of favorable business opportunities. The availability of these authorized but unissued shares could also have anti-takeover effects, as described under Proposal No. 1, by permitting the issuance of shares to purchasers who might oppose a hostile takeover of the Company or the elimination of corporate defenses to actions not approved by management.

If Proposal No. 1 to increase the number of authorized shares of our Common Stock is approved, the Reverse Stock Split will still have the effect of increasing the number of shares available for future issuance, but its consequences in this regard will be less pronounced.

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Effects of the Reverse Stock Split

As of [February 13], 2018, we had [63,953,234] shares of Common Stock outstanding, an additional [6,000,000] shares of Common Stock issuable upon the exercise of outstanding stock options, [12,865,701] shares of Common Stock issuable upon the exercise of outstanding warrants to acquire Common Stock, [270,764] shares of Common Stock issuable upon conversion of outstanding convertible notes, and [2,000,000] shares of Common Stock issuable pursuant a certain stock purchase agreement. Under the Company’s 2016 Stock Option Plan, grants of shares or options to acquire additional [3,646,808] shares of Common Stock may be awarded. If the Reverse Stock Split is approved and implemented, it will have a proportionate effect on all of these share numbers.

After the Reverse Stock Split is implemented, every two shares of our Common Stock that a stockholder owns will be combined and converted into a single share of Common Stock. We estimate that following the implementation of the Reverse Stock Split, we would have approximately the same number of stockholders. Except for any changes resulting from the treatment of fractional shares, implementation of the Reverse Stock Split will not change any stockholder’s proportionate ownership interest in the Company. The implementation of the Reverse Stock Split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of the Common Stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

The Reverse Stock Split, in addition to reducing by one half the number of shares issuable upon exercise of the outstanding stock options and Common Stock warrants, and the conversion of outstanding convertible notes, will have the effect of increasing by a factor of two the exercise price of the options and warrants and the conversion price of the convertible notes.

The Reverse Stock Split will not affect the par value of the Common Stock.

Although the Board expects that the reduction in outstanding shares of Common Stock will result in an increase in the per share price of the Company’s Common Stock, there is no guarantee that such increase in market price will occur. Similarly, there is no guarantee that if the per share price of the Common Stock increases as a result of the Reverse Stock Split, such increase in the per share price will be permanent. Further, the Reverse Stock Split may subject stockholders to the following risks:

●	Should the per–share price of the Common Stock decline after implementation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split.

●	While, the anticipated increase in per-share price of the Common Stock due to the Reverse Stock Split is expected to encourage interest in the Common Stock and result in greater liquidity for our stockholders, the Common Stock’s liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

●	The Reverse Stock Split could be viewed negatively by the market and, consequently, lead to a decrease in our overall market capitalization. It is often the case that the reverse split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

Treatment of Fractional Shares

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding Common Stock as a result of the Reverse Stock Split, if approved by stockholders and implemented by the Company, will occur automatically on the date that the Certificate of Amendment providing for the Reverse Stock Split is filed with the Delaware Secretary of State (the “Effective Date”), without regard to the date that stock certificates representing the outstanding shares of the Common Stock prior to the Effective Date are physically surrendered for new stock certificates.

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As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates of the Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of the Common Stock such stockholder is entitled to receive as a result of the Reverse Stock Split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing the number of shares of Common Stock held by such stockholder prior to the Reverse Stock Split in accordance with the applicable instructions. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the transfer agent.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than the name in which the old certificate(s) was registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form on the records of our transfer agent and not represented by a physical certificate) will not need to take any action and the transfer agent will adjust their holdings electronically to give effect to the Reverse Stock Split.

If your shares are held in “street name” in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner, rather than the registered owner, of those shares. We intend to treat stockholders holding Common Stock in street name in the same manner as registered stockholders. Brokerage firms, banks and other nominees will be instructed to effect the Reverse Stock Split for their account holders holding Common Stock in street name. However, these nominees may have different procedures than the Company’s procedures for registered stockholders for processing the Reverse Stock Split. If you hold your shares with a brokerage firm, bank or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Accounting consequences

The par value of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced proportionately at the Effective Date. Our additional paid–in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss and net income per share, book value per share and other per-share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

No appraisal rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights as a result of the proposed Reverse Stock Split.

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No going private transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for the Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13e–3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Certain material U.S. Federal Income Tax consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. It addresses only U.S. stockholders who hold the pre–Reverse Stock Split Common Stock and post–Reverse Stock Split Common Stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all possible federal income tax consequences of the Reverse Stock Split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

●	banks, financial institutions, thrifts, mutual funds or trusts;

●	tax–exempt organizations;

●	insurance companies;

●	dealers in securities or foreign currency;

●	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;

●	foreign or United States expatriate stockholders;

●	stockholders who are not “United States persons,” as defined in Section 7701 of the Code;

●	controlled foreign corporations;

●	stockholders with a functional currency other than the U.S. dollar;

●	stockholders who hold the pre–Reverse Stock Split Common Stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;

●	common trusts;

●	traders, brokers, or dealers in securities who elect to apply a mark–to–market method of accounting;

●	partnerships or other pass–through entities or investors in such entities;

●	stockholders who are subject to the alternative minimum tax provisions of the Code;

●	stockholders who acquired their pre–Reverse Stock Split Common Stock pursuant to the exercise of employee stock options, through a tax–qualified retirement plan, or otherwise as compensation; or

●	holders of warrants or stock options.

In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

13

This summary is based upon the Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the Reverse Stock Split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of the Common Stock in order for the Reverse Stock Split to qualify as a recapitalization. The tax consequences discussed below assume that the Reverse Stock Split is treated as a recapitalization and that the Common Stock is held by each stockholder as a capital asset:

●	A stockholder generally will not recognize gain or loss as a result of the Reverse Stock Split.

●	A stockholder’s aggregate tax basis in the post–Reverse Stock Split Common Stock received as a result of the Reverse Stock Split will generally be equal to the aggregate tax basis of the pre–Reverse Stock Split Common Stock exchanged therefor.

●	A stockholder’s holding period for the Common Stock held post–Reverse Stock Split will include the holding period of the pre–Reverse Stock Split Common Stock exchanged.

●	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the Reverse Stock Split.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the Reverse Stock Split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the Reverse Stock Split.

Votes required

The approval of the Reverse Stock Split, which may be implemented by the Board of Directors at any time before the 2018 annual meeting of stockholders, requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT WHICH MAY BE IMPLEMENTED BY THE BOARD OF DIRECTORS AT ANY TIME PRIOR TO THE 2018 ANNUAL MEETING OF STOCKHOLDERS.

Accordingly, the Board unanimously recommends that stockholders vote “FOR” Proposal 2.

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PROPOSAL NO. 3

TO AUTHORIZE THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE MEETING TO A LATER DATE OR DATES TO ALLOW FURTHER SOLICITATION IN THE EVENT THERE ARE INSUFFICIENT VOTES FOR APPROVAL OF PROPOSAL NO. 1 OR PROPOSAL NO. 2.

Reason for the Proposal

If approved, Proposal No. 3 would allow the chairman of the Special Meeting to adjourn the meeting to a later date or dates to allow the Company’s management additional time to solicit votes to approve Proposal No. 1 or Proposal No. 2.

Each of Proposal No. 1 and Proposal No. 2 requires for approval the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. If a quorum is present and Proposal No. 3 is approved, but the Company has not received the requisite vote for approval of Proposal No. 1 or Proposal No. 2, the chairman of the Special Meeting will be authorized to adjourn the meeting, on one or more occasions, so that the Company may solicit additional votes in favor of Proposal No. 1 or Proposal No. 2.

Consequences if Proposal No. 3 Is Not approved

If stockholders do not approve Proposal No. 3, the chairman of the Special Meeting will not have the authority to adjourn the Special Meeting to allow the Company’s management additional time to solicit votes to approve Proposal No. 1 or Proposal No. 2. The chairman would retain the authority to adjourn the meeting for another reason that is not reasonably foreseeable a reasonable time prior to the meeting pursuant to general proxy authority or as otherwise permitted by law.

Vote required

The approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and voting at the Special Meeting on the proposal. If a quorum is present at the meeting, a stockholder’s failure to vote, or a vote to abstain, will have no effect on the vote to approve Proposal No. 3.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3

Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management

The following tables set forth certain information regarding beneficial ownership of the Common stock as of the Record Date, of:

●	Each person serving as a director, a nominee for director, or executive officer of the Company;

●	All executive officers and directors of the Company as a group; and

●	All persons who, to our knowledge, beneficially own more than five percent of the common stock.

15

“Beneficial ownership” here means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days after February __, 2018. See the accompanying footnotes to the tables below for more detailed explanations of the holdings. Except as noted, to our knowledge, the persons named in the tables beneficially own and have sole voting and investment power over all shares listed.

Percentage beneficially owned is based upon [63,953,234] shares of Common Stock issued and outstanding as of [February 13], 2018.

Each share of Common Stock has one vote per share of Common Stock held.

Name of Beneficial Owner (1)	Numbers of shares of Common Stock beneficially owned	Percentage of Common Stock beneficially owned
Robert B. Ladd (2)	2,240,000	3.50%
H. Robert Holmes	752,819	1.18%
Michael Onghai	600,000	* %
Nolan Bushnell	350,000	*
Officers and directors as a group (4 persons):	3,942,819	6.17%

John McAfee (3)	6,000,000	8.58%

Joseph DiRenzo Sr. (4)	5,672,000	8.35%

* Less than 1%

(1)	Unless otherwise noted, the addresses for the above persons are care of the Company at 512 S. Mangum Street, Suite 408, Durham, NC 27701.

(2)	Includes 666,667 shares of restricted stock that vest on July 7, 2018, subject to the terms of Mr. Ladd’s Employment Agreement, as amended.

(3)	Includes (i) options to purchase 1,000,000 shares of the Company’s Common Stock at a per share price of $0.25; (ii) options to purchase 2,000,000 shares of the Company’s Common Stock at a purchase price of $0.50 per share; and (iii) options to purchase 3,000,000 shares of the Company’s Common Stock at a purchase price of $1.00 per share. Mr. McAfee’s beneficial ownership is calculated based on the number of shares that would be outstanding as if Mr. McAfee exercised his options to purchase the same number of shares of the Company’s common stock as of February [13], 2018.

(4)	As reported on Schedule 13D/A filed by Mr. DiRenzo with the SEC on October 16, 2017, and as adjusted for subsequent conversions and exercises, Mr. DiRenzo is the beneficial owner of (i) 1,672,000 shares of the Company’s Common Stock and (ii) 4,000,000 shares of common stock issuable upon exercise of certain warrants. Mr. DiRenzo’s beneficial ownership is calculated based on the number of shares that would be outstanding as if Mr. DiRenzo exercised his warrants to purchase the same number of shares of the Company’s common stock as of February [13], 2018.

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DESCRIPTION OF CAPITAL STOCK

We have authorized capital stock consisting of 75,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). As of the date of this Proxy Statement, there are [63,953,234] shares of Common Stock outstanding and no shares of Preferred Stock outstanding.

The following description of our capital stock is a summary only and is subject to applicable provisions of the Delaware General Corporations Law, and our Restated Certificate of Incorporation and Bylaws, each as amended from time to time.

Common Stock

Each holder of Common Stock has the right to one vote for each share of Common Stock registered in the holder’s name on the books of the Company with respect to all matters submitted to a vote of stockholders. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds. Upon liquidation, dissolution or winding-up, the holders of our common stock are entitled to share ratably in all assets that are legally available for distribution. The holders of our common stock have no preemptive, subscription, redemption or conversion rights.

The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the Board of Directors and issued in the future. Holders of Common Stock are entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the Company, the assets of the Company available for distribution to stockholders, remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, will be distributed pro rata to the holders of Common Stock.

Our common stock is quoted on the OTCQB marketplace under the ticker symbol “MGTI.”

Preferred Stock

The shares of Preferred Stock may be divided and issued from time to time in one or more classes and/or series within any class or classes as may be determined by the Board of Directors of the Company, each such class or series to be distinctly designated and to consist of the number of shares determined by the Board of Directors. The Board of Directors is vested with authority to adopt resolutions with respect to any unissued and/or treasury shares of Preferred Stock to issue the shares, to fix the number of shares constituting any class or series, and to provide for the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of Preferred Stock, and each class or series thereof, in each case without approval of the stockholders.

The number of shares, voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of any class or series of Preferred Stock which may be designated by the Board of Directors may differ from those of any and all other class or series at any time outstanding.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms that the Company files with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at: www.sec.gov.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2018 must be received by us no later than June 28, 2018. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a–8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a stockholder proposal, including director nominations, submitted otherwise than pursuant to Rule 14a–8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

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SPECIAL MEETING AND VOTING INFORMATION

Outstanding Voting Securities and Voting Rights

The subject class of securities to which this proxy statement relates is our Common Stock, $0.001 par value per share. Each share of common stock is entitles the holder thereof to one vote.

Record Date

Only stockholders of record at the close of business on the record date, February [22], 2018, are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof. As of the close of business on the record date, the Company had [63.953,234] shares of Common Stock outstanding and entitled to vote at the Special Meeting.

Information Concerning Proxies; Revocation of Proxies

Sending in a signed proxy will not affect your right to attend the Special Meeting and vote in person. All proxies which are properly completed, signed and returned to us prior to the Special Meeting, and which have not been revoked, unless otherwise directed by you, will be voted in accordance with the recommendations of the Board of Directors set forth in this proxy statement. You may revoke your proxy at any time before it is voted either by (i) filing with the Secretary of the Company, at its principal executive offices, 512 S. Mangum Street, Suite 408, Durham, NC 27701, a written notice of revocation or a duly executed proxy bearing a later date, or (ii) by attending the Special Meeting, delivering written notice of revocation of your proxy and voting your shares in person.

If you hold your shares in “street name” through a brokerage firm, bank or other nominee, you must follow the instructions of your nominee in order to revoke your proxy.

Solicitation of Proxies

The expenses of this solicitation will be paid by the Company. To the extent necessary to ensure sufficient representation at the Special Meeting, proxies may be solicited by any appropriate means by officers, directors and regular employees of the Company, who will receive no additional compensation therefor. The Company has retained Okapi Partners LLC to solicit proxies for the Special Meeting and will pay Okapi Partners an initial fee of $10,000 and additional fees to be determined at the conclusion of the solicitation plus reimbursement of out-of-pocket expenses. The Company will pay persons holding common stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage firms, banks and other nominees), for the reasonable expense of forwarding soliciting material to their principals.

Quorum and Certain Voting Matters

A majority of the outstanding shares of common stock must be represented in person or by proxy at the Special Meeting in order to constitute a quorum for the transaction of business. There is no cumulative voting. Abstentions will be treated as Common Stock present and entitled to vote for purposes of determining the presence of a quorum.

The affirmative vote holders of a majority of all shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting will be required to approve each of Proposal No. 1, to increase the number of authorized shares of Common Stock, and Proposal No. 2, to authorize the Reverse Stock Split. The affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voting at the Special Meeting on the proposal is required to approve Proposal No. 3.

The executive officers and directors of the Company and certain of their affiliates, who together own or vote approximately [6.2]% of the voting power of the shares outstanding and entitled to vote, have indicated they will vote in favor of both Proposals.

Under Delaware law, a proxy marked “ABSTAIN” is not considered a vote cast. Accordingly, an abstention will have the effect of a vote against Proposal No. 1 or Proposal No. 2, as the case may be, but will have no effect on the vote to approve Proposal No. 3.

Each of Proposal No. 1, Proposal No. 2 and Proposal No. 3 is considered “routine” under the rules of the New York Stock Exchange, so that brokerage firms, banks and other nominees that do not receive voting instructions from their clients may vote the shares of Common Stock held for the account of their clients in their discretion on these proposals.

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Voting of Proxies

Shares represented by properly executed proxies will be voted at the Special Meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted “FOR” each of Proposal No. 1, Proposal No. 2 and Proposal No. 3.

Adjournment or Postponement

If Proposal No. 3 is approved, the chairman of the Special Meeting will be authorized to adjourn the meeting to a later date or dates to allow the Company’s management additional time to solicit votes to approve Proposal No. 1 or Proposal No. 2.

The Special Meeting may otherwise be adjourned or postponed to the extent permitted by law. Any adjournment may be made without notice, other than by an announcement made at the Special Meeting. The favorable vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the adjournment proposal, may adjourn the Special Meeting.

Any adjournment or postponement of the Special Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting was adjourned or postponed.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

MGT Capital Investments, Inc.

/s/ Robert B. Ladd
Robert B. Ladd
President and CEO
February _, 2018

20

Appendix A

Certificate of Amendment

of

Restated Certificate of Incorporation

of MGT Capital Investments, Inc.

MGT Capital Investments, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST : That the Board of Directors of MGT Capital Investments, Inc. adopted a proposed amendment of the Restated Certificate of Incorporation of said corporation to effect an increase of authorized capital stock, as more completely set forth below, declaring said amendment to be advisable.

The proposed amendment reads as follows:

The first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended and restated as following:

“The Board of Directors of the Corporation has the authority to establish more than one class or series of shares and to set the relative rights and preferences of any such different class or series. The total authorized number of shares of the Corporation is 135,000,000 shares, divided into 125,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), as more fully described below:”

SECOND: That, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of MGT Capital Investments, Inc. was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend the Restated Certificate of Incorporation to increase the authorized shares of the Company’s Common Stock

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed on this __ day of ________________, 2018.

MGT CAPITAL INVESTMENTS, INC.

By:
Name:
Title:

21

Appendix B

Certificate of Amendment

of

Restated Certificate of Incorporation

of MGT Capital Investments, Inc.

MGT Capital Investments, Inc., organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST : That the Board of Directors of MGT Capital Investments, Inc. adopted a proposed amendment of the Restated Certificate of Incorporation of said corporation to effect a reverse stock split of the Common Stock of the corporation, as more completely described below, declaring said amendment to be advisable.

SECOND: That, pursuant to a resolution of its Board of Directors, a special meeting of the stockholders of MGT Capital Investments, Inc. was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of granting the Board of Directors the authority to amend Article IV of the Restated Certificate of Incorporation by adding the following:

Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to the General Corporation Law of the State of Delaware, each two shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, subject to the treatment of fractional share interests described below (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. Fractional shares will be rounded up to the next whole share. The Corporation will issue one full share of the post Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed on this __ day of ________________, 2018.

MGT CAPITAL INVESTMENTS, INC.

By:
Name:
Title:

22

Form of Proxy

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE _________________

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ____________________________________.

		FOR	AGAINST	ABSTAIN

1.	To authorize the Board of Directors, without further action of the stockholders, to amend the Company’s Restated Certificate of Incorporation to increase the Company’s authorized common stock (“Common Stock”) from 75,000,000 shares to 125,000,000 shares.	[ ]	[ ]	[ ]

2.	To authorize the Board of Directors, without further action of the stockholders, to implement a reverse split of the Company’s Common Stock, at a ratio of 1-for-2at any time after the Annual Meeting, but before the 2018 annual meeting of stockholders.	[ ]	[ ]	[ ]

3.	To authorize the chairman of the Special Meeting to adjourn the meeting to a later date or dates to allow further solicitation in the event there are insufficient votes to approve Proposal 1 or Proposal 2.	[ ]	[ ]	[ ]

And to transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

For address change/comments, mark here.	[ ]

	YES	NO

Please indicate if you plan to attend this meeting.	[ ]	[ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date

MGT CAPITAL INVESTMENTS, INC.

Special Meeting of Stockholders

March ___, 2018 10:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints Robert Ladd and Dmitry Molotkov, and each of them acting separately, as proxy with the power to appoint (his/her) substitute, and hereby authorizes them, and each of them acting singly, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of MGT CAPITAL INVESTMENTS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of stockholder(s) to be held at 10:00 AM, EST on March __, 2018, at the offices of MGT Capital Investments, Inc., 512 S. Mangum Street, Suite 408, Durham, NC 27701, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments: